                                                                    EXHIBIT 10.4



                               SECOND AMENDMENT TO
                           SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                      OF EOP OPERATING LIMITED PARTNERSHIP

         THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF EOP OPERATING LIMITED PARTNERSHIP (this "AMENDMENT"), dated September 8, 2000, is entered into by EQUITY OFFICE PROPERTIES TRUST, a Maryland real estate investment trust, as the general partner (the "GENERAL PARTNER") of EOP Operating Limited Partnership, a Delaware limited partnership (the "PARTNERSHIP"), for itself and on behalf of itself and the Limited Partners of the Partnership, and those persons whose signatures are set forth on the signature page attached hereto.

         WHEREAS, on the date hereof, WRC TRADE CENTER LLC ("CONTRIBUTOR"), is receiving 227,011 Class B Units of limited partnership interest in the Partnership ("OP UNITS"), based on a price per Unit of $30.3688, in exchange for its interest in certain real property and related personal property known as the World Trade Center - East Building, Seattle, Washington (the "PROJECT") pursuant to a closing under, and as more particularly described in, that certain Contribution Agreement (the "CONTRIBUTION AGREEMENT") dated July 7, 1998, by and between the Contributor and EOP-WTC LLC, a Delaware limited liability company (the "ACQUIROR") of which the Partnership is the sole member;

         WHEREAS, Contributor has assigned the OP Units to its constituent members, Wright Runstad Associates Limited Partnership, a Washington limited partnership ("WRALP") and Walter R. Ingram, an individual;

         WHEREAS, WRALP has assigned its OP Units to its constituent partners, EOP Office Company, a Delaware corporation, R2N LLC, a Washington limited liability company, and Wright Runstad & Co., a Washington corporation;

         WHEREAS, R2N LLC and Wright Runstad & Co. (together with WRALP, the "INTERMEDIATE EQUITY HOLDERS") have assigned their OP Units to their constituent members and shareholders, as applicable, who, together with Walter R. Ingram and EOP Office Company, desire to become Limited Partners of the Partnership, and whose signatures appear on the signature page attached hereto and whose names are set forth on Schedule 1 hereto (the "EQUITY HOLDERS");

         WHEREAS, pursuant to the authority granted to the General Partner under the Second Amended and Restated Agreement of Limited Partnership of EOP Operating Limited Partnership dated as of June 19, 2000, (the "PARTNERSHIP AGREEMENT"), the General Partner desires to amend the Partnership Agreement to reflect (i) the admission of the Contributor as an Additional Limited Partner,
(ii) the admission of the Intermediate Equity Holders as Substituted Limited Partners, and (iii) the admission of the Equity Holders as Substituted Limited Partners, and (ii) certain agreements by and among the Contributor, the Acquiror and the Partnership as to certain other matters set forth on Exhibit B to this Amendment; and

         WHEREAS, the Contributor, the Intermediate Equity Holders, and the Equity Holders desire to become parties to the Partnership Agreement and to be bound by all of the terms,




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conditions and other provisions of this Amendment, the Exhibits hereto, and the
Partnership Agreement;

         NOW, THEREFORE, in consideration of the premises set forth above and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the General Partner hereby amends the Partnership Agreement as follows:

         1. RESTATEMENT OF EXHIBIT A. Exhibit A to the Partnership Agreement hereby is amended to reflect the admission of the Contributor as an Additional Limited Partner to the Partnership and the transfer of the OP Units received by the Contributor to the Intermediate Equity Holders and one of the Equity Holders, as applicable. Exhibit A to the Partnership Agreement is amended further to reflect the admission of the Intermediate Equity Holders as Substituted Limited Partners of the Partnership and the transfer of the OP Units received by the Intermediate Equity Holders from the Contributor to the Equity Holders. Exhibit A to the Partnership Agreement is amended further as a result of such transfer to reflect the admission of the Equity Holders as Substituted Limited Partners of the Partnership. Exhibit A attached to this Amendment contains the name, address, Capital Account, number of Partnership Units and Percentage Interest of such Additional Limited Partner and Substituted Limited Partners admitted to the Partnership hereby and shall be deemed attached to, and an addendum of, Exhibit A to the Partnership Agreement for all relevant purposes.

         2. AMENDMENT AND RESTATEMENT OF EXHIBIT E. Exhibit E to the Partnership Agreement is hereby amended by attaching and adding Exhibit B to this Amendment, which sets forth specific agreements regarding certain additional rights and obligations of the Contributor, the Intermediate Equity Holders, and the Equity Holders, as Exhibit E-8 to the Partnership Agreement.

         3. DEFINED TERMS. All capitalized terms used in this Amendment and not otherwise defined shall have the meanings assigned to them in the Partnership Agreement or the Contribution Agreement, as applicable. Except as modified herein, all terms and conditions of the Partnership Agreement shall remain in full force and effect, which terms and conditions the General Partner hereby ratifies and affirms.

         4. TIME IS OF THE ESSENCE. Time is of the essence of each and every provision of this Amendment.

         IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.


                                    EQUITY OFFICE PROPERTIES TRUST, a Maryland real estate investment trust, the General Partner of EOP Operating Limited Partnership and on behalf of existing Limited Partners


                                    By:   /s/ Laura Gerard Hassan
                                       ----------------------------------------
                                    Name:     Laura Gerard Hassan
                                         --------------------------------------
                                    Title:    Vice President
                                          -------------------------------------


                                        2

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                                  CONTRIBUTOR:

                                  WRC TRADE CENTER LLC, a Washington limited liability company

                                  By: Wright Runstad Associates Limited
                                      Partnership, a Washington limited
                                      partnership

                                      By: Wright Runstad & Company, its general
                                          partner


                                          By: /s/ Walter R. Ingram
                                              -------------------------------
                                          Its: Executive Vice President & CFO
                                               ------------------------------



                                  INTERMEDIATE EQUITY HOLDERS:

                                  WRIGHT RUNSTAD ASSOCIATES LIMITED PARTNERSHIP, a Washington limited partnership

                                      By: Wright Runstad & Company, its general
                                          partner

                                          By: /s/ Walter R. Ingram
                                              --------------------------------
                                          Its: Executive Vice President & CFO
                                               -------------------------------


                                  WRIGHT RUNSTAD & COMPANY, a Washington
                                  corporation

                                          By: /s/ Walter R. Ingram
                                             ---------------------------------
                                          Its: Executive Vice President & CFO
                                              --------------------------------



                                  R2N LLC, a Washington limited liability
                                  company

                                          By: /s/ Walter R. Ingram
                                             ---------------------------------
                                          Its: Member
                                             ---------------------------------

                                        3

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                                   EQUITY HOLDERS:

                                   /s/ Walter R. Ingram
                                   -------------------------------------
                                   WALTER R. INGRAM


                                   /s/ H. Jon Runstad
                                   -------------------------------------
                                   H. JON RUNSTAD


                                   /s/ Douglas E. Norberg
                                   -------------------------------------
                                   DOUGLAS E. NORBERG


                                   /s/ Jon F. Nordby
                                   -------------------------------------
                                   JON F. NORDBY




                                   EOP OFFICE COMPANY, a Delaware Corporation


                                       By: /s/ Alfred L. Langtry III
                                          ------------------------------
                                       Name:   Alfred L. Langtry III
                                            ----------------------------
                                       Its:
                                           -----------------------------

                                        4

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                                   SCHEDULE 1

                                (EQUITY HOLDERS)



Walter R. Ingram

H. Jon Runstad

Douglas E. Norberg

Jon F. Nordby

EOP Office Company



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                                                                       EXHIBIT A




                                                         CLASS B UNITS
                                                         -------------

                                                            INITIAL
                                        PARTNERSHIP         CAPITAL       PERCENTAGE
NAME AND ADDRESS OF PARTNER               UNITS             ACCOUNT        INTEREST
---------------------------             -----------         -------       ----------





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                                                                       EXHIBIT B



                                   EXHIBIT E-8

             (SEATTLE WORLD TRADE CENTER -- EAST BUILDING AGREEMENT)


         BACKGROUND

         On September 8, 2000, in connection with the closing of the Contribution Agreement by and between WRC Trade Center LLC, a Washington limited liability company, ("Contributor") and EOP-WTC LLC, a Delaware limited liability company, ("Acquiror") dated July 7, 1998, Contributor received 227,011 Class B Units of limited Partnership Interest in the Partnership (the "WTC Units"), based on a price per Unit of $30.3688, in exchange for its interest in the "Project," as defined in the Contribution Agreement. In connection with the issuance of the WTC Units, the Second Amendment to the Agreement was executed adding this Exhibit E-8 to the Agreement, setting forth specific agreements regarding additional rights and obligations of the Equity Holders, who were assigned the WTC Units by the Contributor and the Intermediate Equity Holders as described more fully in the Second Amendment to the Agreement, with respect to the WTC Units. Such specific agreements are set forth below.

         All Capitalized terms used and not otherwise defined in this Exhibit E-8 have the meanings assigned in the Agreement or the Second Amendment, as applicable.

         SPECIFIC AGREEMENTS

1. ADMISSION TO PARTNERSHIP. The Contributor is admitted to the Partnership as an Additional Limited Partner in accordance with Section
         12.2 of the Agreement and agrees to become a party to the Agreement and to be bound by all of the terms, conditions and other provisions of the Agreement, including, but not limited to, the power of attorney set forth in Section 15.11 of the Agreement. The General Partner has consented to the transfer of a portion of the WTC Units from the Contributor to the Intermediate Equity Holders, who have agreed to become parties to the Agreement and to be bound by all of the terms, conditions and other provisions of the Agreement, including, but not limited to, the power of attorney set forth in Section 15.11 of the Agreement. The General Partner has consented to the transfer the WTC Units from the Contributor and the Intermediate Equity Holders, as applicable, to the Equity Holders as reflected on Schedule 1 to the Second Amendment to the Agreement. Accordingly, the Equity Holders are admitted to the Partnership as Substituted Limited Partners in accordance with Section 11.4 of the Agreement and agree to become parties to the Agreement and to be bound by all of the terms, conditions and other provisions of the Agreement, including, but not limited to, the power of attorney set forth in Section 15.11 of the


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         Agreement. The Contributor and the Intermediate Equity Holders are no
         longer Limited Partners of the Partnership.

2. LOCK-UP PERIOD. For a period equal to one year following the Closing Date (the "Lock-Up Period"), none of the Equity Holders shall, in any way or to any extent, redeem (pursuant to the Agreement or otherwise), sell, transfer, assign, pledge or encumber or otherwise convey any or all of the WTC Units delivered to Contributor pursuant to the Contribution Agreement and subsequently assigned to such Equity Holders. Notwithstanding the foregoing, during and after the Lock-Up Period, an Equity Holder shall have the right to (i) pledge or encumber the WTC Units (or Conversion Shares, if applicable) to a financial institution or other commercial lender for the purpose of securing an extension of credit to such Equity Holder by such financial institution or other commercial lender and (ii) assign all or any portion of its WTC Units, together with any and all other rights and obligations of such Equity Holder pursuant to this Exhibit E-8 and the Agreement, to one or more of the constituent partners or shareholders, members, partners or beneficiaries the such Equity Holder on the date hereof, whether direct or indirect, without the need for the consent of the General Partner or any other Limited Partner and without being subject to the right of first refusal set forth in Section 11.3.A(a) of the Agreement, but in each case subject to the restrictions and conditions set forth in Sections 11.3.C, 11.3.D, 11.3.E, 11.6.E and 11.6.F of the Agreement and subject to the requirement that each such assignee receiving any of such WTC Units and/or Conversion Shares is an "Accredited Investor," as such term is defined in Regulation D promulgated under the Securities Act of 1933, as amended. Upon the delivery of written notice of such an assignment to the General Partner, each assignee of WTC Units pursuant to the immediately preceding sentence shall be admitted to the Partnership as a Substituted Limited Partner owning the WTC Units so assigned and having all of the rights of a Limited Partner under the Agreement, the Second Amendment thereto and this Exhibit E-8, subject only to such assignee executing and delivering to the Partnership an acceptance of all of the terms and conditions of the Agreement and such other documents or instruments as the General Partner may reasonably require to effect such admission, in accordance with Section 11.4.B of the Agreement. Each permitted assignee of any of the WTC Units, issued to the Contributor pursuant to the Contribution Agreement, that is admitted as a Substituted Limited Partner in accordance with this Section 2 or
         Article XI of the Agreement, for so long as such Person owns any such WTC Units, is referred to in this Exhibit E-8 as an "INDIRECT EQUITY HOLDER." Upon satisfaction of the condition described in the second sentence of this Section 2, the General Partner shall amend Exhibit A to the Agreement in the manner described in Section 11.4.C of the Agreement. For purposes of Section 8.6 of the Agreement, each Indirect Equity Holder shall be entitled to exercise its right to require the Partnership to redeem all or any portion of the WTC Units assigned to it by the Contributor at any time on or after the first anniversary of the issuance of the WTC Units to Contributor pursuant to the closing under the Contribution Agreement.

3. SALE OF THE PROJECT. For a period of two years following the Closing Date, the Partnership and the General Partner shall not, without the prior written consent of the affected Equity Holder(s): (a) sell or otherwise dispose of the Project (other than through a deed in lieu of foreclosure, a foreclosure action, or an act of eminent domain) unless such sale or disposition qualifies for non-recognition of gain under the Code (for example, by means of exchanges contemplated under Code sections 351, 354, 355, 368, 721, 1031, or 1033), in such manner as the Code provides from time to time and the Equity Holders recognize no gain as a result thereof or
         (b) cause a voluntary distribution of property that would cause the Equity Holders to recognize income or gain pursuant to the provisions of either or both of sections 704(c)(1)(B) and 737 of the Code.

4. ALLOCATIONS. Notwithstanding any contrary provision in the Agreement, for a period of two years following the Closing Date, for purposes of allocating items of income, gain, loss and deduction with respect to the Property in the manner required by Section 704(c) of the Code, the Partnership shall employ, and shall cause any entity controlled by the Partnership which holds title to any of the Property to employ, the "traditional method" without curative allocations as set forth in Regulation Section 1.704-3(b).

5. EQUITY HOLDERS TO PROVIDE INFORMATION. Each Equity Holder agrees that it shall deliver (or shall cause each of its partners, shareholders and members, as applicable, to deliver) to the General Partner or to any other party designated by the General Partner, any documentation that may be required under the Agreement or the Declaration of Trust of the General Partner and such other information as may reasonably be requested by the General Partner at such time as any WTC Units are exchanged for Shares of the General Partner (the "CONVERSION SHARES") pursuant to Section 8.6 of the Agreement.